UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

FREEPORT-McMoRan INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Freeport-McMoRan Inc. (“FCX”) issued a press release dated October 14, 2016, announcing a purchase and sale agreement to sell its onshore California oil and gas properties to Sentinel Peak Resources California LLC for total consideration of $742 million, including contingent consideration. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Kathleen L. Quirk
Kathleen L. Quirk
Executive Vice President, Chief Financial Officer
& Treasurer (authorized signatory and
Principal Financial Officer)

Date: October 14, 2016

Freeport-McMoRan Inc.
Exhibit Index

Exhibit
Number

99.1	Press release dated October 14, 2016, titled “Freeport-McMoRan Announces Agreement to Sell Onshore California Oil & Gas Properties For $742 Million, Including Contingent Consideration.”